VCANY1-1298 VCA-1-1298


                          Chase Vista Capital Advantage

                        Supplement Dated October 19, 1999
                       Prospectus Dated December 29, 1998

CAPITAL GROWTH PORTFOLIO
In the "Portfolio Objectives and Investment Approach" section on page 7 of the Prospectus the market capitalization will change to $1 billion to $10 billion.

In the "Management" section of the Prospectus, the following text replaces the first four paragraphs on page 18:

Henry Lartigue, Executive Vice President and Chief Investment Officer at Chase, and Chris Matlock, Portfolio Manager at Chase, are responsible for the management of the Capital Growth Portfolio. Mr. Lartigue began his career as a securities analyst at Chase in 1984. Mr. Lartigue then worked as an Equity Fund Manager until 1992. Mr. Lartigue then worked as an independent advisor, from July, 1992 to June, 1994 returning to Chase at this time. Mr. Matlock has worked at Chase since 1994 in numerous investment management roles. Prior to joining Chase he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in an investment management and finance capacity. Both have managed the portfolio since August 1999.

Mr. Lartigue and Robert Heintz, Director of Equity Management, Research and Trading at Chase, are responsible for the management of the Growth and Income Portfolio supported by a team of portfolio managers and analysts. Mr. Heintz has worked at Chase since 1983 in an investment management position. Before joining Chase he worked at the Bank of New York as a Portfolio Manager. Both have managed the portfolio since August 1999.

Mr. Lartigue and Jeff Phelps, Portfolio Manager at Chase are responsible for the equity portion of the Asset Allocation Portfolio. H. Mitchell Harper, Senior Vice President, and Portfolio Manager at Chase is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined Chase in 1997. Prior to joining Chase, he was employed by Houston Industries. Mr. Harper has managed the fixed income portion of the portfolio since October 1999. Mr. Harper has been with Chase since 1987. Previously he worked at John Alden
Life Insurance Co. from 1985-1987, as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.

Michael Bennis, a Vice President and Senior Portfolio Manager at Chase and Timothy Neumann, Head of the Taxable Core Investment Group at Chase, are the portfolio managers for the U.S. Government Income Portfolio. They have been responsible for the Fund since December 1996 and October 1999 respectively. Before joining Chase in 1996, Mr. Bennis was a senior analyst and trader at Union Bank of Switzerland Asset Management. Prior to joining Union Bank of Switzerland, he was a fixed income analyst at Donaldson, Lufkin & Jenrette. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase in 1997, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance.

























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